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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-01835

                            Pioneer Series Trust XI
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2015 through June 30, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Core
                        Equity Fund

--------------------------------------------------------------------------------
                        Semiannual Report | June 30, 2015
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PIOTX
                        Class C     PCOTX
                        Class Y     PVFYX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          23

Notes to Financial Statements                                                 30

Trustees, Officers and Service Providers                                      39

                        Pioneer Core Equity Fund | Semiannual Report | 6/30/15 1

President's Letter

Dear Shareowner,

At mid-year, economic conditions and government policies around the world are far from homogeneous, and we expect them to continue to diverge. In the United States, an ongoing economic expansion has brought the unemployment rate down to levels where wage growth is likely to accelerate. Economic growth and fiscal austerity have dramatically reduced the Federal budget deficit, while very accommodative Federal Reserve System policies have kept interest rates exceptionally low. In Europe and Japan, cyclical economic recoveries/expansions appear to be gaining traction, buttressed by aggressive quantitative easing policies of central banks as well as cheaper currencies. China's ongoing transition from an infrastructure investment-driven to a consumer-driven economy and the dramatic decline in the price of oil -- largely a result of U.S. "fracking" -- have benefited some countries while burdening others. On balance, though, the global economic outlook has continued to improve, although economic and geopolitical "storm clouds" remain.

Today's market environment presents numerous opportunities as well as challenges for investors. While we believe that the capital markets may already have priced in some recent trends, such as the U.S. dollar's appreciation against a basket of global currencies, it is worth noting that investment risks and opportunities are not always aligned with the economic outlook.

Since 1928, Pioneer's investment professionals have focused on identifying and capitalizing on the investment opportunities that present themselves in a variety of ever-changing economic and market conditions, including those we face today, while seeking to limit the risk of the permanent impairment of our clients' capital. Our ongoing goal is to deliver competitive returns consistent with our strategies' stated style and objectives and consistent with our shareholders' expectations over a range of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources, and our commitment to prudent risk management.

2 Pioneer Core Equity Fund | Semiannual Report | 6/30/15

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when managing the assets our clients have entrusted to us.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                        Pioneer Core Equity Fund | Semiannual Report | 6/30/15 3

Portfolio Management Discussion | 6/30/15

The domestic stock market produced generally modest positive returns during the six-month period ended June 30, 2015. In the following interview, Craig D. Sterling discusses the market environment and the factors that influenced the performance of Pioneer Core Equity Fund during the six-month period ended June 30, 2015. Mr. Sterling, a Senior Vice President, Head of Equity Research, U.S., and a portfolio manager at Pioneer Investments, became a manager of the Fund on May 29, 2015, and is responsible for day-to-day management of the Fund's portfolio, along with John Peckham, CFA, a senior vice president and a portfolio manager at Pioneer, and James Moynihan, a vice president and senior equity analyst at Pioneer.

Q   How did the Fund perform during the first half of 2015?

A The Fund's Class A shares returned 0.52% at net asset value during the six-month period ended June 30, 2015, while the Fund's benchmark, the Standard & Poor's 500 Index (the S&P 500), returned 1.23%. During the same period, the average return of the 868 mutual funds in Lipper's Large-Cap Funds category was 1.00% and the average return of the 1,666 mutual funds in Morningstar's Large Blend Funds category was 1.08%.

Q How would you describe the investment environment for domestic stocks during the six-month period ended June 30, 2015?

A The equity market was quite choppy during the six-month period, experiencing periodic surges and dips as a series of often conflicting factors occupied investors' attention. Throughout the period, market participants were wary of the prospect of higher interest rates, and watched for signals of monetary policy tightening from the Federal Reserve System (Fed). Meanwhile, the price of oil appeared to stabilize, but opinions varied over whether the dramatic decline in oil prices during the previous six months was the result of increased production or slowing demand because of a cooling global economy. Geopolitical tensions in the Middle East, Africa, Eastern Europe and other hot spots around the globe also affected market sentiment. In the euro zone, the financial woes of Greece raised worries about the health of the European economy in general, while the stock market in China crashed after a speculative run-up in 2014. Confidence in the emerging markets also was undermined by news of struggling economies in Brazil, Venezuela and Argentina.

4 Pioneer Core Equity Fund | Semiannual Report | 6/30/15

    In the domestic market, health care was the strongest-performing sector in the Fund's benchmark, the S&P 500, over the six-month period, followed by consumer discretionary. As the likelihood grew that the Fed would indeed begin raising short-term rates in 2015, the interest-rate sensitive utilities sector turned in the worst performance within the S&P 500, while energy continued to perform poorly and industrials stocks also underperformed, the result of market worries over global growth trends.

Q Which of your investment decisions or individual Fund holdings had the biggest effects on the Fund's benchmark-relative returns during the six-month period ended June 30, 2015? Also, what adjustments did you make to the Fund's portfolio in the different market sectors as events unfolded during the period?

A The Fund underperformed the S&P 500 during the six-month period, with portfolio exposures to the energy, industrials and financial sectors detracting the most from relative returns. Meanwhile, investments in materials, utilities and health care supported benchmark-relative results.

    In energy, the performance of the Fund's investments in exploration and production (E&P) and refining companies was undercut by the continued price weakness in natural gas and crude oil. As a result, during the period we adjusted the portfolio's energy stance by emphasizing holdings of companies that we felt were best positioned to withstand continued low commodity prices. We also were able to take advantage of the relative fundamental quality and strength of the larger energy services stocks -- notably Schlumberger, Halliburton and Baker Hughes. At the same time, we made some moves in an attempt to ensure that the Fund's E&P-related holdings could withstand the changed environment. As part of our shift in the Fund's energy allocation, we sold positions in Marathon Petroleum, Cabot Oil & Gas and ConocoPhillips during the period.

    Within industrials, the Fund's positions in transportation companies tended to detract from benchmark-relative results during the period. In transportation, the Fund's position in Union Pacific was hurt by weaker volumes tied to cyclical factors in the energy and agriculture industries, and so we decided to sell the stock. Another underperforming Fund position in the sector was American Airlines, but we retained the stock in the portfolio as we remain confident in the company's prospects due to consolidation within the airline industry (American merged with U.S. Airways two years ago). Also in the industrials sector, the Fund's positions in Parker-Hannifin

                        Pioneer Core Equity Fund | Semiannual Report | 6/30/15 5 and Cummins were both hurt by a global slowdown in industrial activity. We sold the position in Parker-Hannifin, but retained the position in Cummins, the engine manufacturer, as we believe the company is of a higher quality and its stock is attractively valued. Not all the Fund's industrials positions disappointed during the period, as shares of Ingersoll-Rand, a diversified firm with a core franchise in heating, ventilation and air conditioning, benefited from upturns in both non-residential and residential building trends in the United States. We believe the company can continue to outgrow its competitors, and we have maintained the position.

    In the financials sector, Fund holdings in large diversified banks such as Bank of America, Wells Fargo and Citigroup underperformed earlier in the six-month period and detracted from benchmark-relative results, as did the portfolio's position in Alabama-based Regions Financial. During June, we re-assessed the Fund's banking holdings and purchased shares of several regional banks, including First Horizon National, Huntington Bancshares, Keycorp and SunTrust. At the same time, we liquidated the portfolio's position in Regions Financial. Among the larger diversified banking institutions, we consolidated into an increased Fund position in JPMorgan Chase, while selling Bank of America, Wells Fargo, Citigroup and PNC Financial Services from the portfolio. Other disappointing financials positions that we sold during the period included: Host Hotels & Resorts, a real estate investment trust; Discover Financial Services, a credit card company; and Carlyle Group, a large, alternative asset management company. The Fund did own some strong-performing holdings within the financials sector during the period. Notable outperformers for the Fund in the sector included two diversified financial companies: Lazard, an asset management and investment banking firm, and Voya Financial, a retirement, investment and insurance company.

    Among the Fund's solid-performing materials holdings, shares of chemical firm LyondellBasell Industries outperformed during the period as the company reached peak margins and valuation. After its solid contribution to benchmark-relative returns during the period, we sold the Fund's position in Lyondell. One detractor from relative performance in the materials sector was the Fund's position in Monsanto, which struggled after it initiated an unsolicited takeover offer for Syngenta, a Swiss rival.

    Good stock selection in utilities drove the Fund's outperformance of the benchmark in the sector, especially a position in NextEra Energy, a power company with operations in 27 states as well as Canada.

6 Pioneer Core Equity Fund | Semiannual Report | 6/30/15

    In health care, the Fund's results received a strong assist from two health insurers: Aetna and Humana. Both companies were beneficiaries of market speculation about consolidation in the industry as well as a favorable U.S. Supreme Court decision about the Affordable Care Act. (After the period ended, Humana agreed to be acquired by Aetna.) Among other holdings in health care, shares of biotechnology firm Gilead Sciences turned in solid results as it continued to monetize its Hepatitis-C treatment. Another positive contributor to relative returns within the group was Mallinckrodt, as the company was able to raise prices for its smaller pharmaceutical products that have limited competition, but increased commercialization potential. Underperforming Fund positions in health care during the period included drug distributor Cardinal Health. Despite the company's struggles during the period, we retain a very positive view of Cardinal's leadership position in home health and alternative care distribution in lower-cost treatment centers. The Fund's shares of pharmaceutical firm AbbVie also lagged during the period, primarily because of the initial market reaction to the company's announcement that it was acquiring Pharmacyclics. Despite the negative fallout, we continue to see AbbVie improving its operating margins, while maintaining a broad and deep product pipeline in immunology, cancer and neurological treatments. During the six-month period, we added a position in Alder Biopharmaceuticals to the portfolio. Alder is a biotech firm that is developing new treatments for migraine conditions. We also sold positions in pharmaceutical company Merck and DaVita Healthcare Partners, a health care services provider.

    Among the Fund's holdings in consumer discretionary, shares of Starbucks generated very strong results during the period, with the company's share price climbing by more than 30%. Diversified entertainment and theme park company Disney also produced solid returns for the Fund, helped significantly by its motion picture productions, theme park popularity and the continued strength of sports media company ESPN. Disney's shares gained more than 21% over the six-month period. The Fund's shares of hardware and home improvement retailer Lowe's did not do so well, but we continue to believe the company will capture the long-term benefits of growth in home improvement spending. Among noteworthy transactions in the sector, we sold a position in Time Warner Cable after its stock gained ground in the wake of a takeover announcement by Charter Communications. We also liquidated the Fund's position in Marriott International, after a long period of outperformance, as we no longer saw as much upside potential. In addition, we sold the Fund's holding in Phillips Van Heusen, which was a notable detractor from relative returns during the six-month period.

                        Pioneer Core Equity Fund | Semiannual Report | 6/30/15 7

    In the consumer staples sector, drug store chain and pharmaceutical benefits administrator CVS Health was a very strong performer for the Fund during the period, as was tobacco company Lorillard, which was acquired by Reynolds American, another stock that we have retained in the Fund's portfolio. One significant detractor from relative results in the sector was a position in Hershey Foods, which we eventually sold. The largest detractor from the Fund's returns in the consumer staples sector, however, was Keurig Green Mountain, which stumbled in its effort to protect its K-cup franchise while preparing to launch the new Keurig KOLD line for single-serve cold beverages, which the company has been developing in conjunction with Coca-Cola, owners of 17% of Keurig. Transactions in the sector during the period included the addition of Brown-Forman, which we believe should benefit from growing consumer consumption of distilled spirits, and the selling of the Fund's shares of Nu Skin Enterprises, a global distributor of cosmetic products. Nu Skin has performed well recently, but it continues to grapple with problems and controversies in the Chinese portion of its business.

    Finally, in the information technology sector, the Fund's benchmark-relative results were helped by not owning some noteworthy underperformers that are part of the S&P 500 benchmark, including Intel and Micron Technology. In addition, the Fund's position in semiconductor firm Broadcom provided a meaningful boost to results after it announced it was being acquired by Avago Technologies. Shares of Apple also performed very strongly for the Fund, while Analog Devices was another solid contributor to relative returns before we sold the portfolio's position. We also liquidated the Fund's position in Xilinx, a designer and producer of programmable devices, after it produced disappointing results. Other underperformers in the sector included the Fund's shares of Yahoo!, F5 Networks and EMC. Other transactions in the sector during the period included the addition of Taiwan Semiconductor Manufacturing to the portfolio.

Q Did you invest the Fund in any derivative securities during the six-month period ended June 30, 2015?

A   No, we did not invest the portfolio in any derivatives during the period.

Q   What is your investment outlook?

A As we look out in the second half of 2015, we see a U.S. economy that is improving on the back of a strengthening consumer. We believe there is a strong likelihood that the U.S. Federal Reserve System will start raising short-term interest rates later in this calendar year. We expect the U.S. dollar to remain strong on international currency markets, while

8 Pioneer Core Equity Fund | Semiannual Report | 6/30/15 commodity prices should remain weak. We also anticipate a continued record level of corporate merger-and-acquisition activity. Overseas, we expect a significant economic slowdown in China, continued volatility as a result of the Greek fiscal process, and an uneven recovery in Europe.

    These assessments, however, are only part of the factors we consider in our investment process.

    As portfolio managers, we take a highly disciplined approach to investing, combining an assessment of themes we see in the market with a systematic analysis of the secondary effects market trends may have on the fundamentals of individual companies. We seek to ensure that the inputs to our fundamental investment decision-making process take into account the current realities of a rapidly evolving economy and business cycle. From there, the fundamentally-based, bottom-up analysis of individual companies by the Pioneer research team leads us to position the portfolio with the goal of taking advantage of the key positive themes we see for domestic-leveraged stocks, plus secular trends such as increased spending on health care and the shift of advertising dollars to the internet as well as other technology trends.

    We will continue to focus our efforts on stock picking, which we believe to be the Fund's key competitive advantage and primary performance driver. Our approach to stock picking emphasizes the bottom-up, fundamental analysis discussed earlier. We believe our approach is durable and repeatable and can deliver reasonable investment results across the business cycle, and in a variety of market conditions.

Please refer to the Schedule of Investments on pages 17-22 for a full listing of Fund securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                        Pioneer Core Equity Fund | Semiannual Report | 6/30/15 9

Portfolio Summary | 6/30/15

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                  91.8%
International Common Stocks                                          6.5%
Depository Receipts for International Stocks                         1.7%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                              20.8%
Financials                                                          17.7%
Health Care                                                         16.9%
Consumer Discretionary                                              12.0%
Consumer Staples                                                     9.8%
Industrials                                                          8.6%
Energy                                                               6.9%
Materials                                                            2.9%
Utilities                                                            2.8%
Telecommunication Services                                           1.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Apple, Inc.                                                            4.58%
--------------------------------------------------------------------------------
 2. JPMorgan Chase & Co.                                                   4.10
--------------------------------------------------------------------------------
 3. Microsoft Corp.                                                        3.16
--------------------------------------------------------------------------------
 4. Honeywell International, Inc.                                          2.15
--------------------------------------------------------------------------------
 5. The Walt Disney Co.                                                    2.14
--------------------------------------------------------------------------------
 6. Gilead Sciences, Inc.                                                  2.10
--------------------------------------------------------------------------------
 7. CVS Health Corp.                                                       1.92
--------------------------------------------------------------------------------
 8. Comcast Corp.                                                          1.73
--------------------------------------------------------------------------------
 9. Exxon Mobil Corp.                                                      1.69
--------------------------------------------------------------------------------
10. Visa, Inc.                                                             1.69
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Core Equity Fund | Semiannual Report | 6/30/15

Prices and Distributions | 6/30/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         6/30/15                   12/31/14
--------------------------------------------------------------------------------
           A                           $17.27                     $17.18
--------------------------------------------------------------------------------
           C                           $15.49                     $15.48
--------------------------------------------------------------------------------
           Y                           $17.45                     $17.34
--------------------------------------------------------------------------------

Distributions per Share: 1/1/15 - 6/30/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term        Long-Term
         Class            Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
           A               $ --                 $ --              $ --
--------------------------------------------------------------------------------
           C               $ --                 $ --              $ --
--------------------------------------------------------------------------------
           Y               $ --                 $ --              $ --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/15 11

Performance Update | 6/30/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Core Equity Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 2015)
--------------------------------------------------------------------------------
                       Net          Public
                       Asset        Offering      S&P
                       Value        Price         500
Period                 (NAV)        (POP)         Index
--------------------------------------------------------------------------------
10 Years                7.94%        7.30%         7.89%
5 Years                16.15        14.78         17.33
1 Year                  5.13        -0.91          7.41
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2015)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       0.94%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                       Pioneer Core           Standard & Poor's
                                       Equity Fund            500 Index
6/30/2005                              $ 9,425                $10,000
6/30/2006                              $10,525                $10,862
6/30/2007                              $12,706                $13,097
6/30/2008                              $11,184                $11,380
6/30/2009                              $ 8,485                $ 8,399
6/30/2010                              $ 9,568                $ 9,610
6/30/2011                              $12,727                $12,559
6/30/2012                              $13,246                $13,241
6/30/2013                              $15,543                $15,966
6/30/2014                              $19,240                $19,891
6/30/2015                              $20,226                $21,366

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

12 Pioneer Core Equity Fund | Semiannual Report | 6/30/15

Performance Update | 6/30/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Core Equity Fund for the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 2015)
--------------------------------------------------------------------------------
                                                  S&P
                       If           If            500
Period                 Held         Redeemed      Index
--------------------------------------------------------------------------------
10 Years                6.98%        6.98%         7.89%
5 Years                15.08        15.08         17.33
1 Year                  4.23         4.23          7.41
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2015)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       1.81%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                       Pioneer Core           Standard & Poor's
                                       Equity Fund            500 Index
6/30/2005                              $10,000                $10,000
6/30/2006                              $11,059                $10,862
6/30/2007                              $13,255                $13,097
6/30/2008                              $11,584                $11,380
6/30/2009                              $ 8,706                $ 8,399
6/30/2010                              $ 9,728                $ 9,610
6/30/2011                              $12,813                $12,559
6/30/2012                              $13,218                $13,241
6/30/2013                              $15,356                $15,966
6/30/2014                              $18,841                $19,891
6/30/2015                              $19,638                $21,366

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/15 13

Performance Update | 6/30/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Core Equity Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 2015)
--------------------------------------------------------------------------------
                       Net
                       Asset        S&P
                       Value        500
Period                 (NAV)        Index
--------------------------------------------------------------------------------
10 Years                8.25%        7.89%
5 Years                16.45        17.33
1 Year                  5.46         7.41
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2015)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       0.63%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                       Pioneer Core           Standard & Poor's
                                       Equity Fund            500 Index
6/30/2005                              $ 5,000,000            $ 5,000,000
6/30/2006                              $ 5,584,407            $ 5,431,221
6/30/2007                              $ 6,777,253            $ 6,548,620
6/30/2008                              $ 5,989,862            $ 5,689,895
6/30/2009                              $ 4,564,861            $ 4,199,327
6/30/2010                              $ 5,159,235            $ 4,805,233
6/30/2011                              $ 6,877,024            $ 6,279,466
6/30/2012                              $ 7,171,634            $ 6,620,313
6/30/2013                              $ 8,436,745            $ 7,983,016
6/30/2014                              $10,476,508            $ 9,945,485
6/30/2015                              $11,048,591            $10,682,935

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Core Equity Fund | Semiannual Report | 6/30/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Core Equity Fund

Based on actual returns from January 1, 2015 through June 30, 2015.

--------------------------------------------------------------------------------
Share Class                             A                 C                 Y
--------------------------------------------------------------------------------
Beginning Account Value             $1,000.00         $1,000.00        $1,000.00
on 1/1/15
--------------------------------------------------------------------------------
Ending Account Value                $1,005.20         $1,000.60        $1,006.30
(after expenses)
on 6/30/15
--------------------------------------------------------------------------------
Expenses Paid                       $    4.62         $    8.68        $    3.08
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.93%, 1.75%, and 0.62% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/15 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Core Equity Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2015 through June 30, 2015.

--------------------------------------------------------------------------------
Share Class                             A                 C                Y
--------------------------------------------------------------------------------
Beginning Account Value             $1,000.00         $1,000.00        $1,000.00
on 1/1/15
--------------------------------------------------------------------------------
Ending Account Value                $1,020.18         $1,016.12        $1,021.72
(after expenses)
on 6/30/15
--------------------------------------------------------------------------------
Expenses Paid                       $    4.66         $    8.75        $    3.11
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.93%, 1.75%, and 0.62% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Core Equity Fund | Semiannual Report | 6/30/15

Schedule of Investments | 6/30/15 (unaudited)

------------------------------------------------------------------------------------
Shares                                                                Value
------------------------------------------------------------------------------------
               COMMON STOCKS -- 98.8%
               ENERGY -- 6.8%
               Oil & Gas Equipment & Services -- 3.0%
   272,182     Baker Hughes, Inc.                                     $   16,793,629
   293,403     Halliburton Co.                                            12,636,867
   225,859     Schlumberger, Ltd.                                         19,466,787
                                                                      --------------
                                                                      $   48,897,283
------------------------------------------------------------------------------------
               Integrated Oil & Gas -- 1.7%
   325,748     Exxon Mobil Corp.                                      $   27,102,234
------------------------------------------------------------------------------------
               Oil & Gas Exploration & Production -- 2.1%
   307,259     Cabot Oil & Gas Corp.                                  $    9,690,949
   172,290     Devon Energy Corp.                                         10,249,532
   644,460     Southwestern Energy Co.*                                   14,648,576
                                                                      --------------
                                                                      $   34,589,057
                                                                      --------------
               Total Energy                                           $  110,588,574
------------------------------------------------------------------------------------
               MATERIALS -- 2.9%
               Fertilizers & Agricultural Chemicals -- 1.4%
   215,419     Monsanto Co.                                           $   22,961,511
------------------------------------------------------------------------------------
               Specialty Chemicals -- 1.5%
   219,229     Ecolab, Inc.                                           $   24,788,223
                                                                      --------------
               Total Materials                                        $   47,749,734
------------------------------------------------------------------------------------
               CAPITAL GOODS -- 6.0%
               Aerospace & Defense -- 2.1%
   338,358     Honeywell International, Inc.                          $   34,502,365
------------------------------------------------------------------------------------
               Electrical Components & Equipment -- 1.5%
   364,454     Eaton Corp., Plc                                       $   24,597,000
------------------------------------------------------------------------------------
               Construction & Farm Machinery & Heavy Trucks -- 0.8%
    70,112     Cummins, Inc.                                          $    9,197,993
    24,235     WABCO Holdings, Inc.*                                       2,998,354
                                                                      --------------
                                                                      $   12,196,347
------------------------------------------------------------------------------------
               Industrial Machinery -- 1.6%
   389,203     Ingersoll-Rand Plc                                     $   26,240,066
                                                                      --------------
               Total Capital Goods                                    $   97,535,778
------------------------------------------------------------------------------------
               TRANSPORTATION -- 2.5%
               Air Freight & Logistics -- 1.3%
   212,834     United Parcel Service, Inc. (Class B)                  $   20,625,743
------------------------------------------------------------------------------------
               Airlines -- 1.2%
   500,699     American Airlines Group, Inc.                          $   19,995,415
                                                                      --------------
               Total Transportation                                   $   40,621,158
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/15 17

------------------------------------------------------------------------------------
Shares                                                                Value
------------------------------------------------------------------------------------
               CONSUMER SERVICES -- 1.0%
               Restaurants -- 1.0%
   297,601     Starbucks Corp.                                        $   15,955,878
                                                                      --------------
               Total Consumer Services                                $   15,955,878
------------------------------------------------------------------------------------
               MEDIA -- 5.3%
               Broadcasting -- 1.5%
   433,051     CBS Corp. (Class B)                                    $   24,034,330
------------------------------------------------------------------------------------
               Cable & Satellite -- 1.7%
   459,896     Comcast Corp.                                          $   27,658,145
------------------------------------------------------------------------------------
               Movies & Entertainment -- 2.1%
   300,632     The Walt Disney Co.                                    $   34,314,136
                                                                      --------------
               Total Media                                            $   86,006,611
------------------------------------------------------------------------------------
               RETAILING -- 5.7%
               Department Stores -- 0.9%
   221,523     Macy's, Inc.                                           $   14,946,157
------------------------------------------------------------------------------------
               General Merchandise Stores -- 1.0%
   202,025     Target Corp.                                           $   16,491,301
------------------------------------------------------------------------------------
               Apparel Retail -- 1.2%
   407,454     Ross Stores, Inc.                                      $   19,806,339
------------------------------------------------------------------------------------
               Home Improvement Retail -- 1.5%
   349,693     Lowe's Companies, Inc.                                 $   23,418,940
------------------------------------------------------------------------------------
               Automotive Retail -- 1.1%
    74,635     O'Reilly Automotive, Inc.*                             $   16,866,017
                                                                      --------------
               Total Retailing                                        $   91,528,754
------------------------------------------------------------------------------------
               FOOD & STAPLES RETAILING -- 2.8%
               Drug Retail -- 1.9%
   293,184     CVS Health Corp.                                       $   30,749,138
------------------------------------------------------------------------------------
               Food Retail -- 0.9%
   179,238     Walgreens Boots Alliance, Inc.                         $   15,134,857
                                                                      --------------
               Total Food & Staples Retailing                         $   45,883,995
------------------------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 6.9%
               Brewers -- 0.8%
   190,114     Molson Coors Brewing Co. (Class B)                     $   13,271,858
------------------------------------------------------------------------------------
               Distillers & Vintners -- 0.7%
   120,204     Brown-Forman Corp.                                     $   12,042,037
------------------------------------------------------------------------------------
               Soft Drinks -- 1.3%
   226,273     PepsiCo., Inc.                                         $   21,120,322
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Core Equity Fund | Semiannual Report | 6/30/15

------------------------------------------------------------------------------------
Shares                                                                Value
------------------------------------------------------------------------------------
               Packaged Foods & Meats -- 2.9%
   215,926     Campbell Soup Co.                                      $   10,288,874
   270,754     Keurig Green Mountain, Inc.                                20,747,879
   371,447     Mondelez International, Inc.                               15,281,330
                                                                      --------------
                                                                      $   46,318,083
------------------------------------------------------------------------------------
               Tobacco -- 1.2%
   248,676     Reynolds American, Inc.                                $   18,566,150
                                                                      --------------
               Total Food, Beverage & Tobacco                         $  111,318,450
------------------------------------------------------------------------------------
               HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
               Personal Products -- 0.1%
    24,613     Nu Skin Enterprises, Inc.                              $    1,160,011
                                                                      --------------
               Total Household & Personal Products                    $    1,160,011
------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 6.5%
               Health Care Equipment -- 1.1%
   243,082     Medtronic Plc                                          $   18,012,376
------------------------------------------------------------------------------------
               Health Care Distributors -- 1.6%
   320,590     Cardinal Health, Inc.                                  $   26,817,354
------------------------------------------------------------------------------------
               Health Care Services -- 1.4%
   247,861     Express Scripts Holding Co.*                           $   22,044,757
------------------------------------------------------------------------------------
               Managed Health Care -- 2.4%
   147,235     Aetna, Inc.                                            $   18,766,573
   103,421     Humana, Inc.                                               19,782,369
                                                                      --------------
                                                                      $   38,548,942
                                                                      --------------
               Total Health Care Equipment & Services                 $  105,423,429
------------------------------------------------------------------------------------
               PHARMACEUTICALS, BIOTECHNOLOGY &
               LIFE SCIENCES -- 10.2%
               Biotechnology -- 4.4%
    99,992     Alder Biopharmaceuticals, Inc.                         $    5,296,576
   182,273     Celgene Corp.*                                             21,095,366
   286,683     Gilead Sciences, Inc.*                                     33,564,846
    93,805     Vertex Pharmaceuticals, Inc.*                              11,583,041
                                                                      --------------
                                                                      $   71,539,829
------------------------------------------------------------------------------------
               Pharmaceuticals -- 5.8%
   392,558     AbbVie, Inc.                                           $   26,375,972
    79,957     Allergan Plc                                               24,263,751
   167,884     Johnson & Johnson                                          16,361,975
   160,225     Mallinckrodt Plc*                                          18,861,687
   146,678     Teva Pharmaceutical Industries, Ltd. (A.D.R.)               8,668,670
                                                                      --------------
                                                                      $   94,532,055
                                                                      --------------
               Total Pharmaceuticals, Biotechnology & Life Sciences   $  166,071,884
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/15 19

------------------------------------------------------------------------------------
Shares                                                                Value
------------------------------------------------------------------------------------
               BANKS -- 8.2%
               Diversified Banks -- 4.0%
   968,536     JPMorgan Chase & Co.                                   $   65,627,999
------------------------------------------------------------------------------------
               Regional Banks -- 4.2%
   438,681     Citizens Financial Group, Inc.                         $   11,980,378
   844,883     First Horizon National Corp.                               13,239,317
 1,214,104     Huntington Bancshares, Inc./OH                             13,731,516
   928,154     KeyCorp                                                    13,940,873
   333,739     SunTrust Banks, Inc.                                       14,357,452
                                                                      --------------
                                                                      $   67,249,536
                                                                      --------------
               Total Banks                                            $  132,877,535
------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 6.5%
               Other Diversified Financial Services -- 1.3%
   460,373     Voya Financial, Inc.                                   $   21,393,533
------------------------------------------------------------------------------------
               Specialized Finance -- 2.1%
    81,382     Intercontinental Exchange, Inc.                        $   18,197,829
   309,222     The NASDAQ OMX Group, Inc.                                 15,093,126
                                                                      --------------
                                                                      $   33,290,955
------------------------------------------------------------------------------------
               Asset Management & Custody Banks -- 1.0%
    72,472     Affiliated Managers Group, Inc.*                       $   15,842,379
------------------------------------------------------------------------------------
               Investment Banking & Brokerage -- 2.1%
   289,883     Lazard, Ltd.                                           $   16,303,020
   474,728     Morgan Stanley Co.                                         18,414,699
                                                                      --------------
                                                                      $   34,717,719
                                                                      --------------
               Total Diversified Financials                           $  105,244,586
------------------------------------------------------------------------------------
               INSURANCE -- 2.2%
               Multi-line Insurance -- 1.0%
   395,028     The Hartford Financial Services Group, Inc.            $   16,421,314
------------------------------------------------------------------------------------
               Property & Casualty Insurance -- 1.2%
   523,017     XL Group Plc                                           $   19,456,232
                                                                      --------------
               Total Insurance                                        $   35,877,546
------------------------------------------------------------------------------------
               REAL ESTATE -- 0.6%
               Retail REIT -- 0.6%
   370,585     General Growth Properties, Inc.                        $    9,509,211
                                                                      --------------
               Total Real Estate                                      $    9,509,211
------------------------------------------------------------------------------------
               SOFTWARE & SERVICES -- 11.0%
               Internet Software & Services -- 6.2%
   391,605     eBay, Inc.*                                            $   23,590,285
   272,614     Facebook, Inc.*                                            23,380,740
    43,488     Google, Inc. (Class A)*                                    23,485,260

The accompanying notes are an integral part of these financial statements.

20 Pioneer Core Equity Fund | Semiannual Report | 6/30/15

------------------------------------------------------------------------------------
Shares                                                                Value
------------------------------------------------------------------------------------
               Internet Software & Services -- (continued)
    23,714     Google, Inc. (Class C)                                 $   12,343,374
   453,875     Yahoo!, Inc.*                                              17,832,749
                                                                      --------------
                                                                      $  100,632,408
------------------------------------------------------------------------------------
               Data Processing & Outsourced Services -- 1.7%
   402,434     Visa, Inc.                                             $   27,023,443
------------------------------------------------------------------------------------
               Systems Software -- 3.1%
 1,146,593     Microsoft Corp.                                        $   50,622,081
                                                                      --------------
               Total Software & Services                              $  178,277,932
------------------------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 7.5%
               Communications Equipment -- 1.4%
   189,826     F5 Networks, Inc.*                                     $   22,845,559
------------------------------------------------------------------------------------
               Computer Storage & Peripherals -- 6.1%
   584,432     Apple, Inc.                                            $   73,302,384
   970,975     EMC Corp.                                                  25,624,030
                                                                      --------------
                                                                      $   98,926,414
                                                                      --------------
               Total Technology Hardware & Equipment                  $  121,771,973
------------------------------------------------------------------------------------
               SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 2.1%
               Semiconductors -- 2.1%
   332,687     Broadcom Corp.                                         $   17,130,054
   711,597     Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)      16,160,368
                                                                      --------------
                                                                      $   33,290,422
                                                                      --------------
               Total Semiconductors & Semiconductor Equipment         $   33,290,422
------------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES -- 1.1%
               Integrated Telecommunication Services -- 1.1%
   392,300     Verizon Communications, Inc.                           $   18,285,103
                                                                      --------------
               Total Telecommunication Services                       $   18,285,103
------------------------------------------------------------------------------------
               UTILITIES -- 2.9%
               Electric Utilities -- 2.9%
   402,041     American Electric Power Co., Inc.                      $   21,296,112
   254,696     NextEra Energy, Inc.*                                      24,967,849
                                                                      --------------
                                                                      $   46,263,961
                                                                      --------------
               Total Utilities                                        $   46,263,961
------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $1,344,190,541)                                  $1,601,242,525
------------------------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 98.8%
               (Cost $1,344,190,541) (a)                              $1,601,242,525
------------------------------------------------------------------------------------
               OTHER ASSETS & LIABILITIES -- 1.2%                     $   20,020,142
------------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                             $1,621,262,667
====================================================================================

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/15 21

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.

REIT      Real Estate Investment Trust.

(a) At June 30 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,348,133,400 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
              there is an excess of value over tax cost                             $275,251,638

            Aggregate gross unrealized depreciation for all investments in which
              there is an excess of tax cost over value                              (22,142,513)
                                                                                    ------------
            Net unrealized appreciation                                             $253,109,125
                                                                                    ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2015, aggregated $570,005,050 and $629,362,949, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3.

The following is a summary of the inputs used as of June 30, 2015, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                         Level 1           Level 2     Level 3    Total
--------------------------------------------------------------------------------
Common Stocks            $1,601,242,525    $ --        $ --       $1,601,242,525
--------------------------------------------------------------------------------
      Total              $1,601,242,525    $ --        $ --       $1,601,242,525
================================================================================

During the six months ended June 30, 2015, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Core Equity Fund | Semiannual Report | 6/30/15

Statement of Assets and Liabilities | 6/30/15 (unaudited)

ASSETS:
  Investment in securities (cost $1,344,190,541)                 $ 1,601,242,525
  Cash                                                                15,892,496
  Receivables --
     Investment securities sold                                       36,070,640
     Fund shares sold                                                     82,311
     Dividends                                                         1,593,282
  Other assets                                                             3,685
--------------------------------------------------------------------------------
        Total assets                                             $ 1,654,884,939
================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                             $    32,211,937
     Fund shares repurchased                                             851,512
     Dividends                                                            67,781
  Due to affiliates                                                      335,206
  Accrued expenses                                                       155,836
--------------------------------------------------------------------------------
        Total liabilities                                        $    33,622,272
================================================================================
NET ASSETS:
  Paid-in capital                                                $ 1,551,250,983
  Undistributed net investment income                                  8,076,041
  Accumulated net realized loss on investments                      (195,116,341)
  Net unrealized appreciation on investments                         257,051,984
--------------------------------------------------------------------------------
        Total net assets                                         $ 1,621,262,667
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,543,049,784/89,344,386 shares)            $         17.27
  Class C (based on $14,508,591/936,391 shares)                  $         15.49
  Class Y (based on $63,704,292/3,649,842 shares)                $         17.45
MAXIMUM OFFERING PRICE:
  Class A ($17.27/94.25%)                                        $         18.32
================================================================================

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/15 23

Statement of Operations (unaudited)

For the Six Months Ended 6/30/15

INVESTMENT INCOME:
   Dividends (net of withholding tax of $118,834)                  $ 14,488,171
   Interest                                                               1,693
----------------------------------------------------------------------------------------------
         Total investment income                                                  $ 14,489,864
----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                  $  4,132,883
  Transfer agent fees
     Class A                                                            535,908
     Class C                                                              8,355
     Class Y                                                                598
  Distribution fees
     Class A                                                          1,967,259
     Class C                                                             71,642
  Shareholder communications expense                                    501,044
  Administrative reimbursements                                         230,238
  Custodian fees                                                         11,154
  Registration fees                                                      33,196
  Professional fees                                                      43,246
  Printing expense                                                        6,891
  Fees and expenses of nonaffiliated Trustees                            39,824
  Miscellaneous                                                          33,032
----------------------------------------------------------------------------------------------
     Total expenses                                                               $  7,615,270
----------------------------------------------------------------------------------------------
         Net investment income                                                    $  6,874,594
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                                $ 80,904,034
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation
      on investments                                                              $(78,895,753)
----------------------------------------------------------------------------------------------
  Net gain on investments                                                         $  2,008,281
----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                            $  8,882,875
==============================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Core Equity Fund | Semiannual Report | 6/30/15

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended
                                                              6/30/15              Year Ended
                                                              (unaudited)          12/31/14
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                         $      6,874,594     $   17,063,871
Net realized gain on investments and foreign
  currency transactions                                             80,904,034        110,426,034
Change in net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                    (78,895,753)        36,075,784
-------------------------------------------------------------------------------------------------
      Net increase in net assets resulting
          from operations                                     $      8,882,875     $  163,565,689
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.00 and $0.16 per share, respectively)       $             --     $  (15,012,625)
      Class C ($0.00 and $0.06 per share, respectively)                     --            (55,064)
      Class Y ($0.00 and $0.22 per share, respectively)                     --           (824,165)
-------------------------------------------------------------------------------------------------
         Total distributions to shareowners                   $             --     $  (15,891,854)
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                  $     22,431,189     $   53,337,764
Reinvestment of distributions                                               --         14,517,279
Cost of shares repurchased                                         (95,624,303)      (189,173,394)
-------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                              $    (73,193,114)    $ (121,318,351)
-------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                   $    (64,310,239)    $   26,355,484
NET ASSETS:
Beginning of period                                           $  1,685,572,906     $1,659,217,422
-------------------------------------------------------------------------------------------------
End of period                                                 $  1,621,262,667     $1,685,572,906
=================================================================================================
Undistributed net investment income                           $      8,076,041     $    1,201,447
=================================================================================================

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/15 25

-----------------------------------------------------------------------------------------------
                              '15 Shares     '15 Amount
                              (unaudited)    (unaudited)          '14 Shares     '14 Amount
-----------------------------------------------------------------------------------------------
Class A
Shares sold                      798,305     $     13,935,468       1,659,757    $   27,166,910
Reinvestment of
   distributions                      --                   --         817,018        14,256,940
Less shares repurchased       (4,867,270)         (84,601,943)    (10,011,567)     (163,425,287)
-----------------------------------------------------------------------------------------------
      Net decrease            (4,068,965)    $    (70,666,475)     (7,534,792)   $ (122,001,437)
===============================================================================================
Class B*
Shares exchanged                      --     $             --           5,021    $       72,059
Reinvestment of
   distributions                      --                   --              --                --
Less shares repurchased               --                   --        (214,474)       (3,255,376)
-----------------------------------------------------------------------------------------------
      Net decrease                    --     $             --        (209,453)   $   (3,183,317)
===============================================================================================
Class C
Shares sold                      128,127     $      1,989,018         300,009    $    4,477,066
Reinvestment of
   distributions                      --                   --           3,064            48,167
Less shares repurchased          (86,282)          (1,347,795)       (191,359)       (2,797,736)
-----------------------------------------------------------------------------------------------
      Net increase                41,845     $        641,223         111,714    $    1,727,497
===============================================================================================
Class Y
Shares sold                      373,745     $      6,506,703       1,260,451    $   21,621,729
Reinvestment of
   distributions                      --                   --          12,055           212,172
Less shares repurchased         (554,450)          (9,674,565)     (1,216,700)      (19,694,995)
-----------------------------------------------------------------------------------------------
      Net increase
           (decrease)           (180,705)    $     (3,167,862)         55,806    $    2,138,906
===============================================================================================

* Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Core Equity Fund | Semiannual Report | 6/30/15

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended           Year           Year        Year        Year        Year
                                                      6/30/15         Ended          Ended       Ended       Ended       Ended
                                                      (unaudited)     12/31/14       12/31/13(a) 12/31/12(a) 12/31/11(a) 12/31/10(a)
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                  $     17.18     $    15.70     $    12.06  $ 10.61     $ 10.57     $  9.19
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $      0.07     $     0.18     $     0.10  $  0.08     $  0.06     $  0.06
   Net realized and unrealized gain (loss) on
      investments                                            0.02           1.46           3.63     1.45        0.05        1.38
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $      0.09     $     1.64     $     3.73  $  1.53     $  0.11     $  1.44
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                              $        --     $    (0.16)    $    (0.09) $ (0.08)    $ (0.07)    $ (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $      0.09     $     1.48     $     3.64  $  1.45     $  0.04     $  1.38
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $     17.27     $    17.18     $    15.70  $ 12.06     $ 10.61     $ 10.57
====================================================================================================================================
Total return*                                                0.52%         10.44%         31.02%   14.51%       0.97%      15.58%
Ratio of net expenses to average net assets                  0.93%**        0.94%(b)       0.99%    1.25%       1.25%       1.25%
Ratio of net investment income (loss) to average
   net assets                                                0.83%**        1.03%          0.70%    0.76%       0.59%       0.56%
Portfolio turnover rate                                        70%**          57%            67%      59%         57%         57%
Net assets, end of period (in thousands)              $ 1,543,050     $1,605,301     $1,585,294  $23,907     $15,957     $13,890
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for fees
   paid indirectly:
   Total expenses to average net assets                      0.93%**        0.94%          0.99%    1.59%       1.55%       1.53%
   Net investment income (loss) to average net assets        0.83%**        1.03%          0.70%    0.42%       0.29%       0.28%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) The Fund acquired the assets and liabilities of Pioneer Research Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund.

(b) Includes interest expense of 0.00%+.

+   Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/15 27

------------------------------------------------------------------------------------------------------------------------------------
                                                        Six Months
                                                        Ended        Year         Year          Year         Year        Year
                                                        6/30/15      Ended        Ended         Ended        Ended       Ended
                                                        (unaudited)  12/31/14     12/31/13(a)   12/31/12(a)  12/31/11(a) 12/31/10(a)
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                    $  15.48     $ 14.19      $  10.93      $  9.65      $   9.64    $   8.42
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                         $   0.00(b)  $  0.02      $  (0.02)(c)  $ (0.01)(c)  $  (0.03)   $  (0.03)
   Net realized and unrealized gain (loss) on
      investments                                           0.01        1.33          3.28         1.30          0.04        1.25
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations      $   0.01     $  1.35      $   3.26      $  1.29      $   0.01    $   1.22
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                $     --     $ (0.06)     $     --      $ (0.01)     $     --    $     --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value              $   0.01     $  1.29      $   3.26      $  1.28      $   0.01    $   1.22
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $  15.49     $ 15.48      $  14.19      $ 10.93      $   9.65    $   9.64
====================================================================================================================================
Total return*                                               0.06%       9.52%        29.81%       13.37%         0.11%      14.52%
Ratio of net expenses to average net assets                 1.75%**     1.81%(d)      1.92%        2.15%         2.15%       2.15%
Ratio of net investment income (loss) to average
   net assets                                               0.01%**     0.14%        (0.17)%      (0.14)%       (0.32)%     (0.33)%
Portfolio turnover rate                                       70%**       57%           67%          59%           57%         57%
Net assets, end of period (in thousands)                $ 14,509     $13,848      $ 11,112      $ 3,695      $  1,829    $  1,630
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for fees
   paid indirectly:
   Total expenses to average net assets                     1.75%**     1.81%         1.92%        2.31%         2.35%       2.38%
   Net investment income (loss) to average net assets       0.01%**     0.14%        (0.17)%      (0.30)%       (0.52)%     (0.56)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) The Fund acquired the assets and liabilities of Pioneer Research Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund.

(b) Amount rounds to less than $0.01 or $(0.01) per share.

(c) The amount shown for a share outstanding does not correspond with the net investment gain on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(d) Includes interest expense of 0.00%+.

+   Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Core Equity Fund | Semiannual Report | 6/30/15

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended        Year        Year        Year        Year        Year
                                                            6/30/15      Ended       Ended       Ended       Ended       Ended
                                                            (unaudited)  12/31/14    12/31/13(a) 12/31/12(a) 12/31/11(a) 12/31/10(a)
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                        $  17.34     $ 15.85     $ 12.17     $ 10.69     $ 10.66     $  9.27
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $   0.10     $  0.20     $  0.14     $  0.11     $  0.10     $  0.09
   Net realized and unrealized gain (loss) on investments       0.01        1.51        3.68        1.47        0.03        1.39
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $   0.11     $  1.71     $  3.82     $  1.58     $  0.13     $  1.48
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                    $     --     $ (0.22)    $ (0.14)    $ (0.10)    $ (0.10)    $ (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $   0.11     $  1.49     $  3.68     $  1.48     $  0.03     $  1.39
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  17.45     $ 17.34     $ 15.85     $ 12.17     $ 10.69     $ 10.66
====================================================================================================================================
Total return*                                                   0.63%      10.75%      31.49%      14.81%       1.20%      15.89%
Ratio of net expenses to average net assets                     0.62%**     0.63%(b)    0.75%       1.02%       0.97%       0.96%
Ratio of net investment income (loss) to average net assets     1.14%**     1.37%       1.01%       0.97%       0.81%       0.86%
Portfolio turnover rate                                           70%**       57%         67%         59%         57%         57%
Net assets, end of period (in thousands)                    $ 63,704     $66,424     $59,812     $33,875     $30,811     $47,810
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

(a) The Fund acquired the assets and liabilities of Pioneer Research Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund.

(b) Includes interest expense of 0.00%+.

+   Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/15 29

Notes to Financial Statements | 6/30/15 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Core Equity Fund (the Fund) is a diversified series of Pioneer Series Trust XI, a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund acquired the assets and liabilities of Pioneer Research Fund on June 7, 2013. Pioneer Research Fund was the accounting survivor of the reorganization. Accordingly, Pioneer Research Fund's performance and financial history became the performance and financial history of the Fund. The financial highlights and shareholder activity, as reflected in the statement of changes in net assets, have been adjusted to reflect the conversion ratios used for the reorganization of the Fund with Pioneer Research Fund. Prior to the reorganization, the Fund was named Pioneer Value Fund. The investment objective of the Fund is to seek long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

30 Pioneer Core Equity Fund | Semiannual Report | 6/30/15

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At June 30, 2015, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/15 31

B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

    Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts as of June 30, 2015.

E.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As

32 Pioneer Core Equity Fund | Semiannual Report | 6/30/15 of December 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2014 was as follows:

    ----------------------------------------------------------------------------
                                                                            2014
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                  $15,891,854
    ----------------------------------------------------------------------------
         Total                                                       $15,891,854
    ============================================================================

    The following shows components of distributable earnings on a federal income tax basis at December 31, 2014:

    ----------------------------------------------------------------------------
                                                                            2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Capital loss carryforward                                      $(270,876,069)
    Net unrealized appreciation                                      332,004,878
    ----------------------------------------------------------------------------
        Total                                                      $  61,128,809
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, partnerships and other holdings.

F.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $32,072 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2015.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/15 33

G.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

H.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. At June 30, 2015, the Fund had no open repurchase agreements.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets. Prior to June 7, 2013, the Fund paid a basic management fee that was calculated at the annual rate of 0.60% of the Fund's average daily net assets up to $5 billion, 0.575% of the next $5 billion and 0.55% on the excess over $10 billion. The basic fee increased or decreased by a

34 Pioneer Core Equity Fund | Semiannual Report | 6/30/15 maximum of 0.10%, based on the investment performance of the Fund's Class A shares as compared to the Russell 1000 Value Index. The performance comparison was made for a rolling 36-month period. Prior to June 7, 2013, the Pioneer Research Fund (the accounting survivor of the reorganization) paid a management fee that was calculated daily at the annual rate of 0.65% of such fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on assets over $5 billion. For the six months ended June 30, 2015, the net management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $94,076 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the six months ended June 30, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $473,376
Class C                                                                    5,909
Class Y                                                                   21,759
--------------------------------------------------------------------------------
  Total                                                                 $501,044
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $196,715 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at June 30, 2015.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/15 35 average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $44,415 in distribution fees payable to PFD at June 30, 2015.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSC are paid to PFD. For the six months ended June 30, 2015, CDSC in the amount of $731 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2015, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% (0.90% prior to February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended June 30, 2015, the Fund had no borrowings under a credit facility.

36 Pioneer Core Equity Fund | Semiannual Report | 6/30/15

Additional Information

PIM, the Fund's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/15 37

38 Pioneer Core Equity Fund | Semiannual Report | 6/30/15

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                            Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                              Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

* Ms. Monchak is a non-voting Advisory Trustee.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/15 39

                           This page for your notes.

40 Pioneer Core Equity Fund | Semiannual Report | 6/30/15

                           This page for your notes.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/15 41

                           This page for your notes.

42 Pioneer Core Equity Fund | Semiannual Report | 6/30/15

                           This page for your notes.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/15 43

                           This page for your notes.

44 Pioneer Core Equity Fund | Semiannual Report | 6/30/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 19408-09-0815

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Not applicable.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Not applicable.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Not applicable.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust XI


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 28, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 28, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 28, 2015

* Print the name and title of each signing officer under his or her signature.